UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): September 15, 2006
Intervoice, Inc.
(Exact name of registrant as specified in its charter)

Texas (State or other jurisdiction of incorporation)	001-15045 (Commission File Number)	75-1927578 (IRS Employer Identification No.)
17811 Waterview Parkway,
Dallas, Texas 75252
(Address, including zip code, of principal executive offices)
Registrant’s telephone number, including area code: (972) 454-8000
Not applicable
(Former name or former address, if changed since last report)
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.	Results of Operations and Financial Condition.
     On September 20, 2006 Intervoice, Inc. (“Intervoice”) issued a press release (the “Press Release”) announcing its financial results with respect to the quarter ended August 31, 2006.
     The foregoing is qualified by reference to Exhibit 99.1 to this Current Report on Form 8-K, which is incorporated herein by reference.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.
Item 2.04	Triggering Events That Accelerate or Increase a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement.
     Following the acquisition by Intervoice of the assets of Mountain View, California-based Nuasis Corporation in September 2006, Intervoice undertook a review of its leased facilities in California under both Nuasis Corporation’s sublease in Mountain View, California (the “Mountain View Sublease”) and a lease in Santa Clara, California Intervoice had assumed in December 2005 when it acquired Edify Corporation together with a replacement lease signed in June 2006 to exchange the original premises for new premises in the same Santa Clara facility (collectively, the “Santa Clara Lease”). The facilities review concluded that Intervoice could more cost effectively satisfy its California facilities requirements by terminating the Santa Clara Lease and amending and extending the Mountain View Sublease.
     On September 15, 2006 Intervoice terminated the Santa Clara Lease by executing the Lease Termination Agreement dated as of September 14, 2006, paying the landlord, San Tomas Tower, LLC, a $852,112 termination payment and forfeiting a $25,358 security deposit and a $22,530 rental deposit. Intervoice can continue to occupy the original premises encompassed by the Santa Clara Lease through October 31, 2006 and, at its option, through November 30, 2006. A deposit in the amount of $182,132 will be refunded to Intervoice when it vacates the original premises under the Santa Clara Lease. By terminating the Santa Clara Lease, Intervoice avoided incurring significant expenditures for tenant improvements to the new premises acquired in June 2006.
     On September 18, 2006, Intervoice exercised its option to extend through June 30, 2012 the Mountain View Sublease, which otherwise would have become terminable on October 31, 2006 by either Intervoice or the sublandlord, PayPal, Inc., on 30 days notice. The Mountain View Sublease encompasses 25,879 rentable square feet and, after six months of free rent, monthly rentals commence at $31,055 and increase to $43,994. Intervoice must also pay the sublandlord for Intervoice’s proportionate share of basic operating costs, maintenance costs and other charges under the sublease.
     Copies of the Lease Termination Agreement dated as of September 14, 2006 relating to the Santa Clara Lease and the Sublease dated March 30, 2004, the Exercise of Option Letter dated September 18, 2006 and the Assignment, Assumption and Amendment of Sublease dated August 30, 2006 relating to the Mountain View Sublease are attached hereto as, respectively, Exhibits 99.2, 99.3, 99.4 and 99.5 and incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits
(a)	Financial Statements of Business Acquired.
     Not applicable.
(b)	Pro Forma Financial Information.
     Not applicable.
(c)	Shell Company Transactions.
     Not applicable.
(d)	Exhibits.

Exhibit
Number	Exhibit Title

99.1	Press Release of Intervoice dated September 20, 2006 announcing its financial results with respect to the quarter ended August 31, 2006

99.2	Lease Termination Agreement dated as of September 14, 2006

99.3	Sublease dated March 30, 2004

99.4	Assignment, Assumption and Amendment of Sublease dated August 30, 2006

99.5	Exercise of Option Letter dated September 18, 2006

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INTERVOICE, INC.
	By:	/S/ CRAIG E. HOLMES
Craig E. Holmes
Executive Vice President and Chief Financial Officer
Date: September 20, 2006

EXHIBIT INDEX

Exhibit
Number	Exhibit Title

99.1	Press Release of Intervoice dated September 20, 2006 announcing its financial results with respect to the quarter ended August 31, 2006

99.2	Lease Termination Agreement dated as of September 14, 2006

99.3	Sublease dated March 30, 2004

99.4	Assignment, Assumption and Amendment of Sublease dated August 30, 2006

99.5	Exercise of Option Letter dated September 18, 2006